                                   ESCROW AGREEMENT


               ESCROW AGREEMENT, dated as of January 2, 1996 between Inamed Corporation, a Florida corporation ("INAMED") and Santa Barbara Bank & Trust, as escrow agent (the "ESCROW AGENT").

               WHEREAS, contemporaneous with the execution and delivery of this Agreement Inamed is conducting a private offering (the "OFFERING") of its Secured Convertible Notes due 1999 (the "NOTES") pursuant to a Confidential Offering Memorandum dated January 10, 1996 (as amended or supplemented, the "COM")

               WHEREAS, the Notes are issued under an Indenture (the "INDENTURE") dated as of January 2, 1996 between Inamed and Santa Barbara Bank & Trust, as Trustee (the "TRUSTEE") (capitalized terms not defined herein shall have the meanings ascribed to them in the COM or in the Indenture);

               WHEREAS, Inamed is a party to certain litigation (the "LITIGATION") pending in the United States District Court for the Northern District of Alabama, Southern Division stylized as "Silicone Gel Breast Implant Products Liability Litigation (MDL 926)";

               WHEREAS, Inamed has in the Litigation applied for an order certifying Inamed Corporation's Mandatory (non "opt-out" Limited Fund) Class under Rule 23(b)(1)(B) of the Federal Rules of Civil Procedure (the "CERTIFIED CLASS"), pursuant to which Inamed would be required to deposit approximately $10 million into the limited fund thereby established (the "LIMITED FUND");

               WHEREAS, Inamed has established as a condition to the Offering that Inamed and the Escrow Agent enter into this Agreement and that Inamed deposit certain proceeds of the Offering with the Escrow Agent to provide a fund for a payment to the Limited Fund.

               NOW, THEREFORE, Inamed and the Escrow Agent hereby agree as follows:

               1. APPOINTMENT OF THE ESCROW AGENT; DEPOSIT OF COM. Inamed hereby constitutes and appoints the Escrow Agent as, and the Escrow Agent hereby agrees to assume and perform the duties of, the escrow agent under and pursuant to this Agreement. The Escrow Agent acknowledges receipt of a copy of the COM.

               2. THE ESCROW FUND. Upon receipt by Inamed of $10,300,000 in proceeds from the Offering, Inamed shall deposit (or cause to be deposited) with the Escrow Agent the next $10,000,000 in Offering proceeds (the "ESCROW AMOUNT," and the Escrow Amount together with all earnings thereon the "ESCROW FUND"), such Escrow Fund to be held by the Escrow Agent as a trust fund on behalf of the Subscribers in a separate account maintained for the purpose, on the terms and subject to the conditions of this Agreement. The Escrow Fund shall not be subject to lien or attachment by any creditor of any party hereto, shall be used solely for the purpose set forth in this

Agreement and, except under the circumstances set forth in Section 5(a) or 5(b), shall not be an asset of Inamed. Amounts held in the Escrow Fund shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of Inamed owing to the Escrow Agent in any capacity, including as Trustee under the Indenture. Concurrent with any deposit into the Escrow Fund Inamed shall deliver or cause to be delivered to the Escrow Agent a true and correct itemized list of funds so deposited, subscribers (the "SUBSCRIBERS") of Notes in the Offering from whom such funds were received (and in what respective amounts) and the Notes issued to such Subscribers (the "SUBSCRIBER LIST"). Upon conversion of any Notes, Inamed shall deliver or cause to be delivered to the Escrow Agent a true and correct itemized list of the Notes so converted (and if not a Note issued to an original Subscriber, with an identification of the Note issued to the original Subscriber, the successor of which has been converted) and the principal amount so converted.

               3.  INVESTMENT OF THE ESCROW FUND; TAXES.

               (a) The Escrow Agent shall invest and reinvest all cash funds held from time to time as part of the Escrow Fund in its discretion, in any of the following kinds of investments, or in any combination thereof: (i) demand or time deposits in, certificates of deposit of or bankers' acceptances issued by (A) a depository institution or trust company incorporated under the laws of the United States of America, any State thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution or trust company if, in any such case, the depository institution, trust company or office or agency has combined capital and surplus of not less than fifty million dollars ($50,000,000.00) (any such institution being herein called a "PERMITTED BANK") having maturities of not greater than 30 days (or, if earlier, the Termination Date); or (ii) such other investments as shall be approved by the Holders (as defined in the Indenture) of at least 66-2/3% in principal amount of Outstanding Securities (as defined in the Indenture). Notwithstanding the foregoing, on and after December 22, 1996 and prior to the Termination Date, the Escrow Agent shall invest all or any part of the Escrow Fund in a demand deposit account to be identified to the Subscribers by Inamed maintained by the Escrow Agent on behalf of the Limited Fund and the Subscribers so that all amounts that remain in the Escrow Fund, subject to Section 5(b) below, will be available in immediately available funds for payment over to the Limited Fund or the Subscribers on the Termination Date. The Escrow Agent shall be entitled to rely on the Subscriber List without further investigation or inquiry in paying such funds over to Subscribers.

               (b) All taxes in respect of earnings on the Escrow Fund shall be the obligation of and shall be paid when due by Inamed who shall indemnify and hold the Escrow Agent harmless from and against all such taxes.

               4.  DRAW FROM THE ESCROW FUND.

               (a) Concurrently with the issuance of an order that becomes a Final Order (as defined below) certifying the Certified Class in the Litigation (the "CERTIFICATION ORDER"), Inamed will deliver to the Escrow Agent:
(1) a certificate in substantially the form of Annex I attached hereto (a "CERTIFICATE OF INSTRUCTION") duly completed and executed by Inamed;
(2) an opinion of counsel to Inamed, in form reasonably satisfactory to the Escrow Agent, that (a) the Certificate of Instruction has been duly and properly executed and delivered by Inamed, (b) to the best of such counsel's knowledge, the Certificate of Instruction does not contain any untrue statement of any material fact and (c) the Certification Order, a copy of which is attached to the Certificate of Instruction is a Final Order; and (3) a conformed or certified copy of the Certification Order issued by the appropriate court having jurisdiction over the Litigation (together with the Certificate of Instruction and such opinion of counsel, the "CERTIFICATES"). None of the Certificates may be delivered by Inamed after the close of business on the business day immediately preceding the Termination Date. The Escrow Agent shall give written notice to the Subscribers of its receipt of the Certificates not later than the close of business on the day following the day of receipt thereof, together with a copy of such Certificates. As used herein, a "FINAL ORDER" means an order or judgment of the District Court or other court of competent jurisdiction over the Litigation or the certification of the Certified Class as to which the time to appeal, seek leave to appeal, petition for certiorari or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument, rehearing or leave to appeal shall then be pending or as to which any right to appeal, petition for certiorari, reargue, rehear or seek leave to appeal shall have been waived in writing in form and substance satisfactory to Inamed (based upon written advice of counsel) or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof or leave to appeal has been motioned for or sought, such order of the court shall have been affirmed by the highest court to which such order was appealed, or certiorari has been denied or from which reargument or rehearing or leave to appeal was motioned for or sought, and the time to take any further appeal, petition for certiorari, move for reargument or rehearing or seek leave to appeal shall have expired. Upon receipt of the Certificates, the Escrow Agent shall be entitled to rely conclusively upon the statements and instructions set forth in the Certificate of Instruction and shall not have any liability for complying with the instructions set forth therein.

               (b) If the Escrow Agent shall receive all of the Certificates before the close of business on the business day immediately preceding the Termination Date, then the Escrow Agent shall, on or before the second business day next following the date of the Escrow Agent's receipt of the Certificates, pay over to the Limited Fund from the Escrow Fund, by wire transfer of immediately available funds or other method acceptable to the court with jurisdiction thereof, the amount set forth in the Certificate of Instruction (not to exceed $10,000,000.00) (the "ESCROW FUND DRAW").

               (c) Upon the payment by the Escrow Agent of the Owed Amount referred to in the Certificate of Instruction, such Certificate of Instruction shall be deemed satisfied and canceled.

               5.  RELEASE OF ESCROW FUND.

               (a) If the Escrow Agent shall issue the Escrow Fund Draw to the Limited Fund pursuant to Section 4(b), then on or before the first business day next following the date on which the Escrow Fund Draw is paid to the Limited Fund, the Escrow Agent shall pay over to Inamed from the Escrow Fund all amounts that remain in the Escrow Fund, by wire transfer of immediately available funds to a bank account of Inamed's designation as contained in the Certificate of Instruction.

               (b) TERMINATION DATE. The Escrow Agent shall on the earlier of (i) January 23, 1997 at 10:00 a.m. Pacific time or (ii) 10:00 a.m. Pacific time on the day following the date on which there occurs a declaration of the unpaid principal of and any accrued interest on all the Securities (as defined in the Indenture) to be due and payable pursuant to Section 4.2 of the Indenture (either such date and time, the "TERMINATION DATE"), if the Escrow Agent has not prior to the close of business on the date immediately preceding the Termination Date received from Inamed the Certificates duly completed and executed, pay over to the Subscribers from the Escrow Fund all amounts that remain in the Escrow Fund as provided in this Section 5(b) and in Article 9 of the Indenture. Such payments shall be made to each Subscriber in a proportionate amount based on the percentage of principal amount of Notes surrendered by each Subscriber in partial redemption in accordance with Article 9 of the Indenture. Upon any such surrender and payment, a new Security or Securities in principal amount equal to the unredeemed portion, if any, will be issued by the Trustee as provided in the Indenture. As provided in Article 9 of the Indenture, if any Notes shall have been converted prior the time of such payments from the Escrow Fund, then Inamed shall be deemed to be a Subscriber under this Section 5(b) to the extent of the principal amount so converted for purposes of receiving payments from the Escrow Fund. Inamed shall provide evidence reasonably satisfactory to the Escrow Agent of any such conversion and the principal amount thereof in the manner provided in the Indenture. All interest accrued on the Escrow Amount shall be paid in a like proportion to the Subscribers and such amounts shall be credited as provided in the Indenture.

               6. DUTIES AND OBLIGATIONS OF THE ESCROW AGENT. The duties and obligations of the Escrow Agent shall be limited to and determined solely by the provisions of this Agreement and the Certificates delivered in accordance herewith, and the Escrow Agent is not charged with knowledge of or any duties or responsibilities in respect of any other agreement or document. In furtherance and not in limitation of the foregoing:

               (i) the Escrow Agent shall not be liable for any loss of interest sustained as a result of investments made hereunder in accordance with the terms hereof, including any liquidation of any investment of the Escrow Fund prior to its maturity effected in order to make a payment required by the terms of this Agreement;

               (ii) the Escrow Agent shall be fully protected in relying in good faith upon any written certification, notice, direction, request, waiver, consent, receipt or other document that the Escrow Agent reasonably believes to be genuine and duly authorized, executed and delivered;

               (iii) the Escrow Agent shall not be liable for any error of judgment, or for any act done or omitted by it, or for any mistake in fact or law, or for anything that it may do or refrain from doing in connection herewith in good faith and with such care, including reasonable inquiry, as an ordinarily prudent person in like position would use under similar circumstances; PROVIDED, HOWEVER, that, notwithstanding any other provision of this Agreement, the Escrow Agent shall be liable for its breach of this Agreement;

               (iv) the Escrow Agent may seek the advice of legal counsel selected with reasonable care in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel;

               (v) in the event that the Escrow Agent shall in any instance, after seeking the advice of legal counsel pursuant to the immediately preceding clause, in good faith be uncertain as to its duties or rights hereunder, it shall be entitled to refrain from taking any action in that instance and its sole obligation, in addition to those of its duties hereunder as to which there is no such uncertainty, shall be to keep safely all property held in the Escrow Fund until it shall be directed otherwise in writing by each of (i) the Holders (as defined in the Indenture) of at least 66-2/3% in principal amount of Outstanding Securities (as defined in the Indenture) and (ii) Inamed or by a final, nonappealable order of a court of competent jurisdiction; PROVIDED, HOWEVER, in the event that the Escrow Agent has not received such written direction or court order within sixty (60) calendar days after requesting the same, it shall have the right to interplead Inamed and the Subscribers in any court of competent jurisdiction and request that such court determine its rights and duties hereunder; and

               (vi) the Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through agents or attorneys selected with reasonable care, nothing in this Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as fiduciary or otherwise in any jurisdiction other than the State of California and the Escrow Agent shall not be responsible for and shall not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any agreement amendatory or supplemental hereto.

               7. COOPERATION. Inamed shall provide to the Escrow Agent all instruments and documents within its powers necessary for the Escrow Agent to perform its duties and responsibilities hereunder.

               8.  INDEMNITY; FEES AND EXPENSES.

               (a) Inamed shall indemnify the Escrow Agent against and hold the Escrow Agent harmless from any costs, damages, judgments, attorney's fees, expenses, obligations and liabilities of any kind or nature that may be suffered or incurred by the Escrow Agent as a result of, in connection with, or arising from or out of the acts or omissions of the Escrow Agent in the operation, administration, enforcement or performance of or pursuant to this Escrow Agreement in accordance with the standards of care applicable under this Agreement; PROVIDED, HOWEVER, that Inamed shall not be obligated to indemnify the Escrow Agent for any costs, damages, judgments, attorney's fees, expenses, obligations or liabilities caused by the negligence or willful misconduct of the Escrow Agent or caused by the breach of this Agreement by the Escrow Agent. If any controversy arises between Inamed and the Subscribers or with any third person with respect to the subject matter of this Escrow Agreement or its terms or conditions, the Escrow Agent shall not be required to determine the same or take any action thereupon, but may await the settlement of any such controversy. In such event (but subject to Section 3) the Escrow Agent shall not be liable for interest or damages.

               (b) Inamed shall pay the Escrow Agent compensation (as payment in full) for the services to be rendered by the Escrow Agent hereunder in the amount of $2,000.00 at the time of execution of this Escrow Agreement and agree to reimburse the Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in connection with the operation, administration, enforcement and performance of this Escrow Agreement and its obligations hereunder (including reasonable fees, expenses and disbursements of its counsel) subject to the proviso in the first sentence of
Section 8(a).

               9.  RESIGNATION AND REMOVAL OF THE ESCROW AGENT.

               (a) The Escrow Agent may resign as escrow agent under this Agreement by delivering written notice thereof to Inamed at least such thirty
(30) calendar days prior to the stated effective date thereof. In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument signed by Inamed and delivered to the Escrow Agent. Notwithstanding the foregoing, no such resignation or removal shall be effective until a successor escrow agent has acknowledged its appointment as such as provided in paragraph (c) below. In either event, upon the effective date of such resignation or removal, the Escrow Agent shall deliver the property comprising the Escrow Fund to such successor escrow agent, together with such records maintained by the Escrow Agent in connection with its duties hereunder and other information with respect to the Escrow Fund as such successor may reasonably request.

               (b) If a successor escrow agent shall not have acknowledged its appointment as such as provided in paragraph (c) below, in the case of a resignation, prior to the expiration of thirty (30) calendar days following the date of a notice of resignation or, in the case of a removal, on the date designated for the Escrow Agent's removal, as the case may be, because Inamed is unable to determine an appropriate successor escrow agent (which in any case shall require the written consent of the Holders (as defined in the Indenture) of at least 66-2/3% in principal amount of Outstanding Securities (as defined in the Indenture)), or for any other reason, the Escrow Agent may select a successor escrow agent and any such resulting appointment shall be binding upon all of the parties to and beneficiaries of this Agreement, PROVIDED that any such successor selected by the Escrow Agent shall be a Permitted Bank referred to in subclause
(A) of clause (i) of paragraph (a) of Section 3.

               (c) Upon written acknowledgment by a successor escrow agent appointed in accordance with the foregoing provisions of this Section 9 of its agreement to serve as escrow agent hereunder and the receipt of the property then comprising the Escrow Fund, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Agreement, subject to the proviso contained in clause (iii) of Section 6, and such successor escrow agent shall for all purposes hereof be the Escrow Agent.

               10. NOTICES. All notices permitted or required by this Agreement shall be in writing and shall be deemed to be delivered and received
(a) when personally delivered, (b) on the third (3rd) business day after the date on which deposited in the United States Mail, postage prepaid, certified or registered mail, return receipt requested, (c) on the date on which transmitted by facsimile or other electronic means generating a receipt evidencing a successful transmission or (d) on the next business day after the date on which deposited with a regulated public carrier of recognized national standing (E.G., Federal Express), carriage prepaid, for overnight delivery, addressed to the party for whom intended at the address or facsimile set forth below, or such other address, facsimile or electronic transmission address, notice of which is provided in a manner permitted by this Section 10 (PROVIDED, HOWEVER, that, notwithstanding the foregoing, a copy each such notice shall be provided to each party by facsimile concurrently with delivery by any other means):

       If to Inamed, to:               Inamed Corporation
                                       3800 Howard Hughes Parkway
                                       Suite 900
                                       Las Vegas, Nevada 89109
                                       Attn:  Michael D. Farney, Esq.
                                       Facsimile No.:  702-791-1922

       If to the Escrow
       Agent, to:                      Santa Barbara Bank & Trust
                                       1021 Anacapa Street
                                       Santa Barbara, California 93101
                                       Attention:  Jay Donald Smith, Esq.
                                       Facsimile No.:  805-564-6293

Any notice or communication directed to Subscribers shall be made in the manner provided for communications to the Holders under the Indenture.

               11. AMENDMENTS, ETC. This Agreement may only be amended or modified, including to alter the events upon which funds may be disbursed from the Escrow Fund or to extend the Termination Date, with the affirmative consent of the Holders (as defined in the Indenture) of at least 66-2/3% in principal amount of Outstanding Securities (as defined in the Indenture). No waiver by any party of any term or condition contained of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

               12. ATTORNEYS FEES. Should any litigation be commenced concerning this Agreement, any exhibit hereof or the rights or duties of any person or entity in relation thereto, the party prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorneys' fees in such litigation which shall be determined by the court in such litigation or in a separate action brought for that purpose.

               13. GOVERNING LAW. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA. INAMED HEREBY AND EACH SUBSCRIBER AND HOLDER BY PURCHASING NOTES SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA AND OF ANY CALIFORNIA STATE COURT SITTING IN SANTA BARBARA, CALIFORNIA FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. INAMED AND EACH SUBSCRIBER AND HOLDER BY PURCHASING NOTES IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

               14. BUSINESS DAY. For all purposes of this Agreement, the term "business day" shall mean a day other than Saturday, Sunday or any day on which banks located in the States of Nevada, California or New York are authorized or obligated to close.

               15. MISCELLANEOUS. This Agreement is binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. In the event of any conflict between the terms of this Agreement and the terms of the Indenture, the terms of the Indenture shall control. The General Provisions of the Escrow Agent's standard Escrow Instructions, as applicable from time to time, are hereby incorporated by this reference.

               16. THIRD-PARTY BENEFICIARIES. The Subscribers are express third-party beneficiaries of each and all of the agreements of the parties contained in this Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                       INAMED CORPORATION, a Florida
                                       corporation


                                       By: /s/ Michael D. Farney
                                          -----------------------------------
                                          Name: Michael D. Farney
                                          Title: Chief Executive Officer


                                       SANTA BARBARA BANK & TRUST


                                       By: /s/ Jay D. Smith
                                          -----------------------------------
                                          Name: Jay D. Smith
                                          Title:

                                                                         ANNEX I

                              CERTIFICATE OF INSTRUCTION

                                          to

                              Santa Barbara Bank & Trust

                                   as Escrow Agent


               The undersigned, Inamed Corporation, a Florida corporation ("INAMED"), pursuant to Section 4(a) of the Escrow Agreement dated as of January 2, 1996, between Inamed and you (capitalized terms used herein shall have the same meanings herein as in the Escrow Agreement), hereby:

               (a) certifies that (i) the court having jurisdiction over the Litigation has certified the Certified Class pursuant to an order, (ii) the order certifying the Certified Class has become a Final Order, (iii) attached hereto is a certified or conformed copy of the Certification Order, (iv) the amount of $___________ [an amount equal to the lesser of the Escrow Fund and $10,000,000.00] (the "OWED AMOUNT") is payable to the Limited Fund, and (v) all conditions precedent or concurrent to the payment to the Limited Fund have been satisfied; and

               (b) instructs you to pay (i) to the Limited Fund from the Escrow Fund the Owed Amount, by wire transfer of immediately available funds to the Limited Fund's account at _____________, _________________,
       _______________, ______________ (Account No.:_________) and (ii) to
       Inamed from the Escrow Fund any funds remaining after the payment required under the preceding clause (ii), by wire transfer of immediately available funds to the Limited Fund's account at _____________, _________________, _______________, ______________
       (Account No.:_________).


               (b) instructs you to pay to Inamed from the Escrow Fund the Owed Amount, by wire transfer of immediately available funds to Inamed's account at _____________, _________________, _______________,
       ______________ (Account No.:_________), together with all other amounts in the Escrow Fund.


                                       INAMED CORPORATION


                                       By:
                                          ---------------------------
                                          Name:
                                          Title:

Dated:
        ------------